UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     July 6, 2005

TUCOWS INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada		M6K 3M1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 6, 2005, Tucows.com Co., a subsidiary of Tucows Inc. (the “Company”), and the Internet Corporation for Assigned Names and Numbers (“ICANN”) entered into a Registrar Accreditation Agreement effective as of June 25, 2005.  Under the agreement, ICANN grants the Company accreditation to act as a registrar for the top level domains (“TLDs”) .com, .org, .net, .info, .biz, ..name and .pro.  In consideration for the ICANN accreditation, the Company has agreed to pay ICANN an annual accreditation fee determined by the Board of Directors of ICANN that will not exceed $4,000 for the first TLD and $500 for each additional TLD, and variable accreditation fees determined by the Board of Directors of ICANN.  The agreement has a term commencing on June 25, 2005 and ending on June 24, 2010.  The Company may continue its accreditation after the term of the agreement if it meets ICANN’s specifications on accreditation then in effect, is in compliance with the terms of the existing ICANN agreement and agrees to be bound by the terms of the then-current version of the registrar accreditation agreement.  Neither party is liable to the other for monetary damages exceeding the accreditation fees paid or owing under the agreement.

The Company can terminate the agreement upon 30 days written notice to ICANN.  ICANN can terminate the agreement upon certain events, including the Company’s breach of the agreement, any material misrepresentation in the Company’s accreditation application, the conviction of a felony or serious criminal offense by the Company or a felony or misdemeanor by its officers or directors related to financial activities, or the Company becoming bankrupt or insolvent.  The agreement can only be amended by both the Company and ICANN signing a written instrument amending the agreement.

The foregoing is only a summary of the agreement.  You are urged to read the agreement attached to this report as Exhibit 10.1 in its entirety for a more complete description of the terms and conditions of such agreement.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Exhibit

10.1

Registrar Accreditation Agreement effective as of June 25, 2005 by and between the Internet Corporation for Assigned Names and Numbers and Tucows.com Co. (Incorporated by reference to Exhibit 10.12 filed with the registration statement on Form S-1 of Tucows Inc. (File No. 333-125843)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

	By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: July 7, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1

Registrar Accreditation Agreement effective as of June 25, 2005 by and between the Internet Corporation for Assigned Names and Numbers and Tucows.com Co. (Incorporated by reference to Exhibit 10.12 filed with the registration statement on Form S-1 of Tucows Inc. (File No. 333-125843)).